Exhibit 10.14

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT

EXECUTED by the parties hereto as of the 12th day of February, 2013.

AMONG:	VITRAN CORPORATION INC. and VITRAN EXPRESS CANADA INC., as Canadian Borrowers

(the “Canadian Borrowers”)

AND:	VITRAN CORPORATION, VITRAN EXPRESS, INC., LAS VEGAS/L.A. EXPRESS, INC., VITRAN LOGISTICS CORP., VITRAN LOGISTICS, INC., SHORTHAUL TRANSPORT CORPORATION and MIDWEST SUPPLY CHAIN, INC., as U.S. Borrowers

(collectively, the “U.S. Borrowers”, and together with the Canadian Borrowers, the “Borrowers”)

AND:	THE CANADIAN BORROWERS, THE U.S. BORROWERS, CAN-AM LOGISTICS INC., VITRAN LOGISTICS LIMITED, EXPEDITEUR T.W. LTEE, 1098304 ONTARIO INC., DONEY HOLDINGS INC., ROUT-WAY EXPRESS LINES LTD./LES SERVICE ROUTIERS EXPRESS ROUT LTEE, 1277050 ALBERTA INC., SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, VITRAN ENVIRONMENTAL SYSTEMS INC., 0772703 B.C. LTD., 1833660 ONTARIO INC. and VITRAN PROPERTIES USA, INC., as Guarantors

(collectively, the “Guarantors”)

AND:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

(the “Agent”)

AND:	EACH OF THE FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders

(collectively the “Lenders”)

WHEREAS the Borrowers, the Guarantors, the Agent and the other Persons signatory thereto have entered into a Credit Agreement dated as of November 30, 2011, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 2011, and by that certain Second Amendment to Credit Agreement dated as of October 10, 2012, and by that certain Third Amendment to Credit Agreement dated as of December 28, 2012 (including all annexes, exhibits and schedules thereto, as the same has been or may be further amended, modified, restated, supplemented or replaced from time to time, collectively the “Credit Agreement”);

AND WHEREAS the Borrower Representative has advised the Agent that Vitran Express Canada Inc. and Vitran Corporation intend to enter into a share sale transaction (the “Share Sale”) providing for the disposition of ten Loan Parties, which comprise Vitran’s supply chain business unit, consisting of the following Canadian Loan Parties, collectively referred to herein as the “Canadian Supply Chain Companies”, namely Vitran Logistics Limited, Can-Am

Logistics Inc., 1833660 Ontario Inc. (to be continued as Ace SCO Holdings Ltd. and immediately thereafter converted to a B.C. ULC called Ace SCO Holdings ULC, all prior to the date of such transaction), 1098304 Ontario Inc., 1277050 Alberta Inc. and 0772703 B.C. Ltd., and the following U.S. Loan Parties, collectively referred to herein as the “U.S. Supply Chain Companies”, namely Las Vegas/L.A. Express Inc., Vitran Logistics, Inc., Vitran Logistics Corp. and Midwest Supply Chain, Inc., pursuant to a share purchase agreement dated on or about the date hereof between Vitran Express Canada Inc., Vitran Corporation, and Legacy SCO, Inc., on terms and conditions satisfactory to the Agent, acting reasonably;

AND WHEREAS immediately prior to the Share Sale, certain of the Loan Parties propose to undertaking a corporate reorganization as set out in Schedule “A” hereto (the “Corporate Reorganization”);

AND WHEREAS the parties hereto have agreed to amend certain provisions of the Credit Agreement, but, only to the extent and subject to the limitations set forth in this Fourth Amendment to Credit Agreement (hereinafter this “Amendment Agreement”) and without prejudice to the Agent’s and the Secured Parties’ other rights;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as the case may be, as amended by the terms of this Amendment Agreement).

ARTICLE II – CONSENTS

2.1	Notwithstanding the requirements or restrictions set forth in the Credit Agreement or any other Loan Document, including without limitation, Sections 5.2, 6.5, 6.8 and 6.9 of the Credit Agreement, the Agent and Lenders hereby consent to steps 1 through 4 of the Corporate Reorganization.

2.2	Notwithstanding the requirements or restrictions set forth in the Credit Agreement or any other Loan Document, including without limitation, Sections 6.5 and 6.9 of the Credit Agreement, the Agent and the Lenders hereby consent to the Share Sale, provided that in addition to the conditions set out in Article IV below, any Net Proceeds from the Share Sale that are received by or on behalf of Vitran Express Canada Inc. or Vitran Corporation shall, immediately after being received, be used to prepay the Obligations as set forth in Sections 2.11(c) and (d) of the Credit Agreement, and any failure to prepay the Obligations with such Net Proceeds shall constitute an Event of Default pursuant to paragraph (d) of Article VIII of the Credit Agreement, provided however that the Loan Parties shall not be required to use the Net Proceeds to cash collateralize Letters of Credit issued pursuant to Section 2.6 or the EDC LC Facility.

ARTICLE III – AMENDMENTS

3.1	As of the Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)	by deleting the definition of “Applicable Rate” in its entirety and substituting the following therefor:

““Applicable Rate” means, for any day, (i) with respect to any Eurodollar Loan or CDOR Rate Loan, the spread of 2.75% per annum, and (ii) with respect to any CBFR Loan or Canadian Prime Rate Loan, the spread of 1.25% per annum, as the case may be.”;

(b)	by deleting the definition of “Fixed Charge Coverage Trigger Period” in its entirety.

(c)	by deleting the definition of “Maturity Date” in its entirety and substituting the following therefor:

““Maturity Date” means the earliest of (i) November 30, 2014, (ii) if EBITDA as of December 31, 2013, determined on a trailing six (6) month basis, is not greater than $2,000,000, then May 31, 2014, and (iii) any date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”;

(d)	by deleting the definition of “Revolving Commitment” in its entirety and substituting the following therefore:

““Revolving Commitment” means, with respect to each Lender, individually and collectively as the context may require, the U.S. Commitment and the Canadian Commitment of such Lender. The initial Aggregate Revolving Commitments total $50,000,000.”;

(e)	by adding the following definition thereto in proper alphabetical order:

““Canadian Supply Chain Companies” means Vitran Logistics Limited, Can-Am Logistics Inc., 1833660 Ontario Inc. (to be continued as Ace SCO Holdings Ltd. and immediately thereafter converted to a B.C. ULC called Ace SCO Holdings ULC, all prior to the date of the Share Sale), 1098304 Ontario Inc., 1277050 Alberta Inc. and 0772703 B.C. Ltd.”

(f)	by adding the following definition thereto in proper alphabetical order:

““Loan Commitment Conditions” has the meaning assigned to such term in Section 4.2.”;

(g)	by adding the following definition thereto in proper alphabetical order:

““Share Sale” means the Prepayment Event whereby ten Loan Parties which comprise Vitran’s supply chain business unit, consisting of the Canadian Supply Chain Companies and the U.S. Supply Chain Companies, were disposed of pursuant to a share purchase agreement between Vitran Express Canada Inc., Vitran Corporation, and Legacy SCO, Inc.”; and

(h)	by adding the following definition thereto in proper alphabetical order:

““U.S. Supply Chain Companies” means Las Vegas/LA Express Inc., Vitran Logistics, Inc., Vitran Logistics Corp. and Midwest Supply Chain, Inc.”

3.2	As of the Amendment Effective Date, Subsection 2.6(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that, notwithstanding the foregoing, any Letter of Credit with a one year term that ends later than five Business Days prior to the Maturity Date, shall be permitted to expire at the end of its current term (with no further rollover, extension, or ‘evergreen’ capability), on the condition that (i) no later than five Business Days prior to the Maturity Date, the applicable Borrower has deposited in an account with the Administrative Agent, for the benefit of the U.S. Lenders or Canadian Lenders, as applicable, an amount in cash equal to 105% of the LC Exposure under such Letter of Credit, and (ii) the applicable Borrower has provided the Agent with evidence satisfactory to the Agent that no further rollover, extension, or ‘evergreen’ capability is permitted under such Letter of Credit which could provide for the expiry thereof beyond the end of its current term”.

3.3	As of the Amendment Effective Date, Subsection 2.9(c)(i) of the Credit Agreement is hereby amended by deleting the reference to $85,000,000 and replacing it with “$50,000,000”.

3.4	As of the Amendment Effective Date, Subsection 2.9(e) of the Credit Agreement is hereby amended by adding the following at the beginning thereof:

“Subject to the approval of the Administrative Agent, in its sole discretion,”.

3.5	As of the Amendment Effective Date, Subsection 2.9(f) of the Credit Agreement is hereby amended by deleting the reference to “$115,000,000” and replacing it with “$80,000,000”.

3.6	As of the Amendment Effective Date, Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.2, and all existing references to Section 4.2 in the Credit Agreement shall be adjusted accordingly to refer to Section 4.3:

“4.2 Additional Loan Conditions. As of the Amendment Effective Date (as such term is defined in the Fourth Amendment to Credit Agreement dated as of February 12, 2013), and notwithstanding any other provision in this Agreement or in any other Loan Documents, the obligations of the Lenders to make any Loans or Revolving Loans (including Canadian Revolving Loans and U.S. Revolving Loans) or any other advances or products under this Agreement, other than Letters of Credit (pursuant to Section 2.6), Banking Services, and Protective Advances (made at the discretion of the Agent) shall not become effective until the date on which the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that: (i) cash on hand for each of the Loan Parties is zero, (ii) there are no Net Proceeds from the Share Sale remaining to the account of any of the Loan Parties, and (iii) EBITDA on a trailing six (6) month basis is greater than $2,000,000 (together, the “Loan Commitment Conditions”).”.

3.7	As of the Amendment Effective Date, Section 5.1 of the Credit Agreement is hereby amended as follows:

(a)	by deleting the words “(or, if a Fixed Charge Coverage Trigger Period exists, under clause (c) above)” from Subsection 5.1(d);

(b)	by deleting the words “and, when a Fixed Charge Coverage Trigger Period Exists, demonstrating compliance with Section 6.13,” from Subsection 5.1(d);

(c)	by adding the following new Subsection 5.1(u) to the end thereof as follows:

“(u) immediately following the consummation of the Share Sale but prior to payment of the dividend permitted by Section 6.8(a)(iv), with all of the Loan Parties’ indebtedness, liabilities and obligations current in the ordinary course of business of the Loan Parties (including the prepayment in full of the Obligations (excluding, for greater certainty, prepaying or cash collateralizing Letters of Credit issued pursuant to Section 2.6 or the EDC LC Facility) owing and outstanding), the Borrowers’ aggregate cash on hand shall not be less than $50,000,000.”.

3.8	As of the Amendment Effective Date, Section 6.12 of the Credit Agreement is hereby amended by deleting the reference to $20,000,000 and replacing it with “$9,000,000”.

3.9	As of the Amendment Effective Date, Subsection 6.8(a) of the Credit Agreement is hereby amended by adding the following new Subsection (iv) to the end thereof:

“(iv) Vitran is permitted to make a one-time distribution of dividends at the rate of $0.50 per share in respect of its common shares, provided that (i) the aggregate amount paid out does not exceed $8,300,000, and (ii) such distribution is not made from the proceeds of a Revolving Loan.”.

3.10	As of the Amendment Effective Date, Article VI of the Credit Agreement is hereby amended by deleting Section 6.13, and the numbering of all remaining sections in Article VI shall be adjusted accordingly.

3.11	As of the Amendment Effective Date, Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.16 to the end thereof:

“6.16 EBITDA Test. Once the Loan Commitment Conditions have been met, the Loan Parties will maintain at all times EBITDA, calculated on a rolling six-month basis and tested at the end of each month, of not less than $2,000,000.”.

3.12	As of the Amendment Effective Date, Exhibit C of the Credit Agreement is hereby amended by deleting paragraph 5 thereof in its entirety, and adjusting the remaining paragraph numbering accordingly.

3.13	As of the Amendment Effective Date, the Revolving Commitment Schedule to the Credit Agreement is hereby deleted and replaced, in its entirety, by the Revolving Commitment Schedule attached hereto as Schedule “B”.

3.14	As of the Amendment Effective Date, the Credit Agreement is hereby amended and modified in accordance with the provisions set out herein, and shall be read in its entirety in the form attached hereto as Schedule “C”.

ARTICLE IV – CONDITIONS TO EFFECTIVENESS

4.1	This Amendment Agreement shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the “Amendment Effective Date”):

(a)	the Borrowers, each other Loan Party and all of the Lenders delivering to the Agent eight (8) originally executed copies of this Amendment Agreement;

(b)	the Share Sale shall be consummated concurrently with effectiveness of this Amendment Agreement, on terms and conditions satisfactory to the Administrative Agent, acting reasonably;

(c)	the Agent has been provided with satisfactory evidence that immediately following the Share Sale and the prepayment of the Obligations contemplated by Section 2.1 hereof (excluding, for greater certainty, prepaying or cash collateralizing Letters of Credit issued pursuant to Section 2.6 or the EDC LC Facility), aggregate cash on hand for all the Borrowers will not be less than $50,000,000;

(d)	receipt by the Agent from the Borrower Representative of the following amendment fees, representing ten basis points (0.10%) of the Aggregate Revolving Commitments divided on a pro rata basis among the Lenders, which fees are paid in consideration for the amendments provided herein and shall be fully earned, due and payable on the date hereof:

(i)	to JPMorgan Chase Bank, N.A. an amendment fee of US$20,000;

(ii)	to Royal Bank of Canada an amendment fee of US$17,500;

(iii)	to Fifth Third Bank an amendment fee of US$7,500; and

(iv)	to Export Development Canada an amendment fee of US$5,000;

(e)	receipt by the Agent from the Borrower Representative of monthly pro forma financial projections for the 2013 fiscal year end and each quarter of the 2014 fiscal year, each of which shall include quarterly cash flow projections and Borrowing Base forecasts, and the Agent’s satisfaction with the foregoing; and

(f)	receipt by the Agent from the Borrowers of Borrowing Base Certificates which calculate the Aggregate Borrowing Base, the U.S. Borrowing Base, and the Canadian Borrowing Base, and supporting information in connection therewith, with all data based on the Borrowing Base Certificates most recently delivered in accordance with the Credit Agreement and updated on a pro forma basis to give effect to the Share Sale.

4.2	Notwithstanding Section 4.1 hereof, the consent to the Corporate Reorganization contained in Section 2.1 shall become effective upon execution of this Amendment Agreement by the Lenders.

ARTICLE V – REPRESENTATIONS AND WARRANTIES

5.1	Each Borrower and each other Loan Party warrants and represents to the Agent and the Secured Parties that the following statements are true, correct and complete:

(a)	Authorization, Validity, and Enforceability of this Amendment Agreement. Each Loan Party has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Credit Agreement. Each Loan Party has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Credit Agreement. This Amendment Agreement has been duly executed and delivered by each Loan Party and this Amendment Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Each Loan Party’s execution and delivery of this Amendment Agreement and the performance by each Loan Party of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any Loan Party is a party or which is binding on any of them, (b) any requirement of law applicable to any Loan Party, or (c) the certificate or articles of incorporation or amalgamation or association or bylaws or memorandum of association or articles of association of any Loan Party.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Loan Party of this Amendment Agreement or the Credit Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement and the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date (other than in respect of any information contained in the Schedules attached to this Amendment Agreement), in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute a Default or an Event of Default.

(e)	Security. All security delivered to or for the benefit of the Agent on behalf of the Secured Parties pursuant to the Credit Agreement and the other Loan Documents remain in full force and effect and secure all obligations of the Borrowers and the other Loan Parties purported to being secured thereby, including, under the Credit Agreement and the other Loan Documents.

ARTICLE VI – RELEASE

6.1

The Agent is hereby authorized by the Lenders to, and the Agent shall, deliver to the Borrowers (i) written confirmation addressed to the Borrowers, the Canadian Supply Chain Companies, the U.S. Supply Chain Companies, the purchasers under the Share Sale and, if requested by such purchasers, any providers of financing to such purchasers in connection with the Share Sale that, as of the date of the consummation of the Share Sale, the Agent (a) releases the Canadian Supply Chain Companies and the U.S. Supply Chain Companies from any Loan Guaranty, Canadian Guarantee or U.S. Guarantee, as applicable, (b) releases the Canadian Supply Chain Companies and the U.S. Supply Chain Companies from the Canadian Security Agreement, the U.S. Security Agreement and any other security granted by any of them pursuant to or in connection with the Credit Agreement, as applicable, (c) undertakes to discharge, or authorizes the Borrowers, the purchasers under the Share Sale or their respective counsel to discharge, any registrations under the PPSA or the UCC made against the Canadian Supply Chain Companies and the U.S. Supply Chain Companies, and (d) undertakes to execute any additional documents or do any additional things as may be reasonably requested by the Borrowers or the purchasers under the Share Sale in furtherance of (a), (b) and (c) above, and (ii) concurrently with the release of such guarantees and security, all original Pledged Collateral (as defined in the Canadian Security Agreement and the U.S. Security

Agreement) in respect of the Canadian Supply Chain Companies and the U.S. Supply Chain Companies in the possession of the Agent, including without limitation, the original share certificates representing shares in the capital of the Canadian Supply Chain Companies and the U.S. Supply Chain Companies and the related stock transfer powers of attorney, shall be delivered to the Borrowers or as they may otherwise direct in writing.

ARTICLE VII – MISCELLANEOUS

7.1	Each Borrower (i) reaffirms its Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed. The other Loan Parties (i) consent to and approve the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agree that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of the Loan Parties under their guarantees (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Loan Parties had not executed this Amendment Agreement, (iii) agree that this Amendment Agreement shall not be construed as requiring the consent of such Loan Parties in any other circumstance, (iv) reaffirm each of their obligations under the Guarantees and the other Loan Documents to which they are a party, and (v) agree that the Guarantees and the other Loan Documents to which they are a party remain in full force and effect and are hereby ratified and confirmed.

7.2	Nothing contained in this Amendment Agreement or any other communication between the Agent and/or the Secured Parties and the Borrowers (or any other Loan Party) shall be a waiver of any other present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or the Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrowers or any other Loan Party under the Loan Documents or any right, privilege or remedy of the Agent or the Secured Parties under the Credit Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by the Agent or the other Secured Parties to any Violations.

7.3	Save as expressly set forth in this Amendment Agreement, (i) no additional waiver, consent or amendment in respect of any other term, condition, covenant, agreement or any other aspect of the Credit Agreement is intended or implied, and (ii) all other terms and conditions of the Credit Agreement remain in full force and effect. All other Loan Documents remain in full force and effect.

7.4	All costs incurred by the Agent in preparing this Amendment Agreement (including all external legal fees incurred by the Agent) shall be on the account of the Borrowers, and shall form part of the Secured Obligations.

7.5	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.6	This Amendment Agreement may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[the following pages are the signature pages]

The parties have executed this Amendment Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/S/ RANDY ABRAMS
	Name:	Randy Abrams
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as Canadian Administrative Agent

By:	/S/ AUGGIE MARCHETTI
	Name:	Auggie Marchetti
	Title:	Senior Vice President & Region Manager

- Signature Pages to Fourth Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Lender

By:	/S/ AUGGIE MARCHETTI
	Name:	Auggie Marchetti
	Title:	Senior Vice President & Region Manager

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Canadian Lender

By:	/S/ J PATCHELL
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
	Name:	Michael Petersen
	Title:	Attorney-in-fact

FIFTH THIRD BANK,
as a Canadian Lender

By:	/S/ MAURO SPAGNOLO
	Name:	Mauro Spagnolo
	Title:	Managing Director & Principal Officer

By:
Name:
Title:

EXPORT DEVELOPMENT CANADA,
as a Canadian Lender

By:	/S/ SHEILA BANNING
	Name:	Sheila Banning
	Title:	Asset Manager

By:	/S/ KEVIN SKILLITER
	Name:	Kevin Skilliter
	Title:	Sr. Asset Manager

- Signature Pages to Fourth Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By:	/S/ RANDY ABRAMS
	Name:	Randy Abrams
	Title:	Authorized Officer

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a U.S. Lender

By:	/S/ J PATCHELL
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
	Name:	Michael Petersen
	Title:	Attorney-in-fact

FIFTH THIRD BANK,
as a U.S. Lender

By:	/S/ WILLIAM J. KRUMMEN
	Name:	William J. Krummen
	Title:	Vice President

By:
Name:
Title:

EXPORT DEVELOPMENT OF CANADA,
as a U.S. Lender

By:	/S/ SHEILA BANNING
	Name:	Sheila Banning
	Title:	Asset Manager

By:	/S/ KEVIN SKILLITER
	Name:	Kevin Skilliter
	Title:	Sr. Asset Manager

- Signature Pages to Fourth Amendment to Credit Agreement -

VITRAN CORPORATION INC.,
as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President & Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS CANADA INC.,
as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN CORPORATION,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS, INC.,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

LAS VEGAS/L.A. EXPRESS, INC.,
as U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS CORP.,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS, INC.,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

SHORTHAUL TRANSPORT CORPORATION,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

MIDWEST SUPPLY CHAIN, INC.,
as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

CAN-AM LOGISTICS INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

VITRAN LOGISTICS LIMITED,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

EXPEDITEUR T.W. LTEE,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

1098304 ONTARIO INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

DONEY HOLDINGS INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTEE,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

1277050 ALBERTA INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

SOUTHERN EXPRESS LINES OF ONTARIO LIMITED,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN ENVIRONMENTAL SYSTEMS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

0772703 B.C. LTD.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

1833660 ONTARIO INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

VITRAN PROPERTIES USA, INC.,
as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Fourth Amendment to Credit Agreement -

SCHEDULE A

CORPORATE REORGANIZATION MEMO

- Signature Pages to Fourth Amendment to Credit Agreement -

SCHEDULE B

REVOLVING COMMITMENT SCHEDULE

Lender	Canadian Commitment	U.S. Commitment	Revolving Commitment	Applicable Percentage of Aggregate Revolving Commitments
JPMorgan Chase Bank, N.A., Toronto Branch[1]	$6,000,000	$14,000,000	$20,000,000	40%
Royal Bank of Canada[2]	$5,250,000	$12,250,000	$17,500,000	35%
Fifth Third Bank[3]	$2,250,000	$5,250,000	$7,500,000	15%
Export Development Canada[4]	$1,500,000	$3,500,000	$5,000,000	10%

Total	$15,000,000	$35,000,000	$50,000,000	100.00%

The U.S. Commitment and Canadian Commitment are subfacilities of the Revolving Commitment and are not in addition to the Revolving Commitment.

[1]	U.S. Loans will be funded through JPMorgan Chase Bank, N.A.
[2]	U.S. Loans will be funded through Royal Bank of Canada.
[3]	U.S. Loans will be funded through Fifth Third Bank.
[4]	U.S. Loans will be funded through Export Development Canada.

SCHEDULE C

FORM OF AMENDED AND RESTATED CREDIT AGREEMENT